UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2020

VORTEX BLOCKCHAIN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-189414
(State or other jurisdiction of incorporation)	(Commission File Number)

1401 Ohio Street

Des Moines, Iowa 50314

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (202) 213-1159

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol
Common Stock	VXBT

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

¨	Large accelerated filer	¨	Accelerated filer	☒	Non-accelerated filer	☒	Smaller reporting company
						☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.02 Non-Reliance On Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Review.

(b)

On June 19, 2020, Vortex Blockchain Technologies, Inc. (“Vortex” or “the Company”) was advised by M&K CPAS, PLLC (“M&K”), the Company’s independent registered public accounting firm, that a restatement of its previously issued financial statements contained in the Company’s Quarterly and Annual Reports on Forms 10-Q and 10-K for the periods ended December 31, 2018 through December 31, 2019, would be required, to correct the presentation and classification of certain depreciable assets and equity, and that required audited year end reports erroneously filed as unaudited.

The Company intends to file amendments to the reports covering the periods from December 31, 2018 through December 31, 2019, originally filed with the Securities and Exchange Commission (the “SEC”) during the period of March 10-11, 2020, to amend and restate financial statements and other financial information. Accordingly, the Company’s previously issued financial statements contained in these reports should no longer be relied upon. The Company does not plan to amend any other previously filed reports.

The restatements are not expected to have a significant impact on the financial statements for the current year ended March 31, 2020 which is next due to be filed. No changes due to the restatement are expected to have any impact on our current cash position, cash flow, liquidity, or operations.

Management evaluated its prior conclusions regarding the effectiveness of the Company’s disclosure control and procedures and internal control over financial reporting. Based on that evaluation, management has concluded that this matter resulted from a material weakness in the Company’s internal control over financial reporting. As a result of the material weakness, the Company has concluded that its internal control over financial reporting and its disclosure controls and procedures were ineffective as of the periods referenced above. Promptly following the identification of the material weakness in internal control over financial reporting as described above, management hired an independent accountant to begin taking steps to remediate the material weakness.

Management and the Company’s accountant have consulted M&K regarding the matters disclosed in this Form 8-K in reaching the conclusion to restate the Financial Statements for the above noted periods.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit 7.1         Non reliance letter from M&K CPAS, PLLC pursuant to Item 4.02(b), dated June 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORTEX BLOCKCHAIN TECHNOLOGIES, INC.

By:	______________________
Craig Bergman
Chief Executive Officer

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